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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                  FORM 8-K/A-4

                             -----------------------


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        March 29, 1995                                     0-5634
- --------------------------------                 -----------------------------
    (Date of earliest report)                      (Commission File Number)

                                 TLM CORPORATION
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           NEVADA                                        87-0263297
- -------------------------------                    ------------------------
(State or other jurisdiction of                    (IRS Employer
incorporation or organization)                     Identification Number)

                  630 Fifth Avenue, Suite 3201, New York 10020
             -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (212) 757-5600
             -----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
             -----------------------------------------------------
          (Former name or former address, if changed since last report)


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Item 304.        Changes in And Disagreements With Accountants on Accounting
                 And Financial Disclosure.

                 The following amends and restates Item 4 as set forth in the report filed on April 5, 1995, as amended by an amendment filed on April 18, 1995:

                 On March 29, 1995, Registrant's principal independent accountant, KPMG Peat Marwick LLP ("KPMG"), resigned as an alternative to being dismissed by the Registrant.

                 KPMG's report on the Registrant's financial statements for the year ended December 31, 1994, did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principals.

                 KPMG was engaged on October 6, 1994. From that date through the date of its resignation, there were no disagreements between the Registrant or KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to KPMG's satisfaction, would have caused it to make reference to the subject matter of any such disagreement in connection with such report.

                 The Board of Directors of the Registrant was advised that KPMG was given the opportunity to resign or be dismissed. Management will seek ratification of this action by the Board of Directors at its next meeting.

                 On April 13, 1995, the Registrant engaged Arthur Andersen ("AA") as its new principal accountants. The Registrant has not consulted with AA during the past two fiscal years or any subsequent interim period on the application of any accounting principles or the type of opinion that might be rendered on the Registrant's financial statements.

Item 7.          Financial Statements and Exhibits

                 (c)      Exhibits.

                 The following documents are furnished as Exhibits to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-B:

                 (16)     Letter on Change in Certifying Accountants.

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                                   SIGNATURES



                 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               TLM CORPORATION

Date:  June 19, 1995                           /s/ Kim I. Pressman
                                               ---------------------------------
                                                     Kim I. Pressman
                                                     Vice President and
                                                       Treasurer




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                                EXHIBIT INDEX


             (16)     Letter on Change in Certifying Accountants.